UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2009

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 17, 2009, Century Aluminum Company (the “Company”), the guarantors party thereto and Wilmington Trust Company, as trustee (the “Trustee”), entered into Supplemental Indenture No. 7 (“Supplemental Indenture No. 7”) to the Indenture, dated as of August 9, 2004, as amended (the “Indenture”), relating to the Company’s 1.75% Convertible Senior Notes due 2024 (the “Notes”).

Supplemental Indenture No. 7 modifies certain events of default in the Indenture relating to the Company’s and its restricted subsidiaries’ bankruptcy or insolvency to exclude certain bankruptcies and insolvencies.

A copy of Supplemental Indenture No. 7 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events

On November 12, 2009, the Company issued a press release announcing that it had extended the exchange offer and consent solicitation relating to the 2014 Notes, made pursuant to its offering circular and consent solicitation statement dated October 28, 2009 (the “Offering Circular and Consent Solicitation Statement”), as amended by the first supplement thereto dated November 12, 2009 (the “First Supplement”).  Copies of the press release and First Supplement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

On November 13, 2009, the Company issued a press release announcing that it had amended the exchange offer and consent solicitation relating to the 2014 Notes, made pursuant to the Offering Circular and Consent Solicitation Statement, as amended by the First Supplement and the second supplement thereto dated November 13, 2009 (the “Second Supplement”).  Copies of the press release and Second Supplement are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

The exchange offer and consent solicitation relating to the 2014 Notes is being made solely pursuant to the Offering Circular and Consent Solicitation Statement, as amended by the First Supplement and the Second Supplement. The Offering Circular and Consent Solicitation Statement, the First Supplement and the Second Supplement relating to the 2014 Notes contain forward-looking statements and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

In addition, on November 13, 2009, the Company issued a press release announcing the completion of the consent solicitation relating to its 1.75% Convertible Senior Notes due 2024.  A copy of the press release is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1	Supplemental Indenture No. 7 to the Indenture, dated November 17, 2009.
99.1	Press Release, dated November 12, 2009.
99.2	First Supplement to the Offering Circular and Consent Solicitation Statement, dated November 12, 2009.
99.3	Press Release, dated November 13, 2009.
99.4	Second Supplement to the Offering Circular and Consent Solicitation Statement, dated November 13, 2009.
99.5	Press Release, dated November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	November 17, 2009	By:	/s/ Robert R. Nielsen
Name: Robert R. Nielsen Title: Executive Vice President and Corporate Secretary

Exhibit Index
Exhibit Number	Description
10.1	Supplemental Indenture No. 7 to the Indenture, dated November 17, 2009.
99.1	Press Release, dated November 12, 2009.
99.2	First Supplement to the Offering Circular and Consent Solicitation Statement, dated November 12, 2009.
99.3	Press Release, dated November 13, 2009.
99.4	Second Supplement to the Offering Circular and Consent Solicitation Statement, dated November 13, 2009.
99.5	Press Release, dated November 13, 2009.